                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            TECHNICLONE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            TECHNICLONE CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.*

        ------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     * Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee previously paid by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount previously paid:

        ------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3)  Filing Party:

        ------------------------------------------------------------------------

     4)  Date Filed:

        ------------------------------------------------------------------------

                                     NOTES:

                            TECHNICLONE CORPORATION
                             14282 FRANKLIN AVENUE
                         TUSTIN, CALIFORNIA 92780-7017
                                 (714) 838-0500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 13, 1997

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of TECHNICLONE CORPORATION, a Delaware corporation (the "Company"), will be held at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California, 92660 on Monday, October 13, 1997, at 11:00 A.M., Pacific Time, for the following purposes, as more fully described in the accompanying Proxy Statement:

     (1) To elect the following six (6) nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and have qualified:

               Lon H. Stone                     Clive Taylor, M.D. Ph.D.
               William V. Moding                Edward Joseph Legere II
               Rudolph C. Shepard               Carmelo J. Santoro, Ph.D.

     (2) To approve an amendment to the Company's Certificate of Incorporation which will increase the authorized number of shares of Common Stock, which the Company has authority to issue, from 50,000,000 shares to 100,000,000 shares (See Proposal Two, Amendment of Certificate of Incorporation);

     (3) To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending April 30, 1998; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on August 29, 1997 will be entitled to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          William V. Moding,
                                          Secretary
August 12, 1997

     YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

                            TECHNICLONE CORPORATION
                             14282 FRANKLIN AVENUE
                         TUSTIN, CALIFORNIA 92780-7017

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 13, 1997

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of TECHNICLONE CORPORATION, a Delaware corporation ("Techniclone" or the "Company"), for use at its 1997 Annual Meeting of Stockholders to be held on Monday, October 13, 1997, at 11:00 A.M. at THE SUTTON PLACE HOTEL, 4500 MACARTHUR BOULEVARD, NEWPORT BEACH, CALIFORNIA 92660. It is contemplated that this solicitation of proxies will be made exclusively by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of the Company may communicate with stockholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.


     Holders of shares of Common Stock of the Company ("stockholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary of the Company, 14282 Franklin Avenue, Tustin, California 92780-7017, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the nominees for election of directors named in this Proxy Statement, "FOR" the increase in the authorized number of shares of Common Stock of the Company and the amendment of the Certificate of Incorporation and "FOR" the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company. This Proxy Statement is first being mailed to stockholders on or about September 5, 1997.


                               VOTING SECURITIES


     The Company has two classes of securities outstanding, common stock and preferred stock, however only the common stock (the "Common Stock") is entitled to vote at the meeting. Holders of Common Stock of the Company of record as of the close of business on August 29, 1997 (the "Record Date"), will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were 27,403,331 shares of Common Stock outstanding and entitled to vote. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Under the General Corporation Law of the State of Delaware, for votes cast on matters other than the election of directors that require the affirmative vote of a majority of the shares present and voting at the annual meeting, or the affirmative vote of a majority of the outstanding shares, abstentions and broker non-votes will have the same effect as votes against a proposal.


     Stockholders are not entitled to cumulate their votes in the election of directors.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     Set forth below is certain information as of the Record Date regarding the beneficial ownership of the Company's Common Stock by (i) any person who was known by the Company to own more than five percent (5%) of the voting securities of the Company, (ii) all directors and nominees, (iii) each of the Named Officers identified in the Summary Compensation Table, and (iv) all current directors and executive officers as a group.


                  NAME AND ADDRESS                        TITLE        NUMBER OF       PERCENT
                OF BENEFICIAL OWNER                     OF CLASS       SHARES(A)     OF CLASS(B)
----------------------------------------------------  -------------    ---------     -----------
Legere Enterprises, Ltd.                              Common Stock     3,123,333        10.71%
222 South Rainbow, Suite 218
Las Vegas, Nevada 89128

Sanderling Venture Partners III, L.P.                 Common Stock     1,656,668         5.68%
Sanderling III Limited Partnership
Sanderling III Biomedical, L.P.
Sanderling Ventures Management
2730 Sand Hill Road, Suite 200
Menlo Park, California 94025

S.K. Partners, L.P.                                   Common Stock     1,516,791         5.20%
667 Madison Avenue
New York, New York 10021

Lon H. Stone                                          Common Stock     1,424,978(C)      4.89%
14282 Franklin Avenue
Tustin, California 92780

R.C. Shepard                                          Common Stock       725,920(D)      2.49%
660 Newport Center Dr.
Newport Beach, California 92660

William V. Moding                                     Common Stock       467,100(E)      1.60%
14282 Franklin Avenue
Tustin, California 92780

Clive R. Taylor, M.D., Ph.D.                          Common Stock       835,000(F)      2.86%
14282 Franklin Avenue
Tustin, California 92780

Edward Joseph Legere II                               Common Stock     3,131,853(G)     10.74%
222 South Rainbow, Suite 218
Las Vegas, Nevada 89128

Carmelo J. Santoro                                    Common Stock       135,000(H)      0.46%
14282 Franklin Avenue
Tustin, California 92780

All Directors and Executive Officers as a Group       Common Stock     6,719,851(I)     23.04%
  (6 in number)


---------------

(A) Except as otherwise noted below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock, Class B Convertible Preferred Stock and Class C Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable.


(B) Percentages for the Common Stock computed on the basis of 27,403,331 shares outstanding at August 29, 1997, plus additional 1,758,140 shares that could be acquired by principal stockholders through exercise of stock options and warrants during the 60 day period ended October 31, 1997.



(C) Includes 541,535 shares owned by members of Mr. Stone's family as to which he may be deemed to be the beneficial owner. Also includes 689,000 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ended October 31, 1997.

(D) Includes 90,100 shares of Common Stock subject to outstanding warrants and 8,520 shares of Common Stock subject to outstanding options to purchase Common Stock exercisable during the 60 day period ended October 31, 1997. Also includes 40,000 shares owned by members of Mr. Shepard's family as to which he may be deemed to be the beneficial owner.



(E) Includes 20,000 shares owned by members of Mr. Moding's family as to which he may be deemed to be the beneficial owner. Also includes 160,000 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ended October 31, 1997.



(F) Includes 42,000 shares owned by members of Dr. Taylor's family as to which he may be deemed to be the beneficial owner. Also includes 677,000 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ended October 31, 1997.



(G) Includes the 3,123,333 shares owned by Legere Enterprises, Ltd., a Nevada limited partnership owned by Mr. Legere and members of his family and 8,520 shares of Common Stock subject to outstanding options to purchase Common Stock exercisable during the 60 day period ended October 31, 1997.



(H) Includes 125,000 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ended October 31, 1997.


(I)  Includes the securities described in notes (C), (D), (E), (F), (G) and (H).

                                    PROPOSAL ONE

                                ELECTION OF DIRECTORS

     Directors are elected at each annual stockholders' meeting to serve until the next annual meeting or until their successors are elected. The Board of Directors proposes the election of six (6) directors at the Meeting. Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Meeting FOR the election of the nominees presented below. Under Delaware law, the six nominees receiving the highest number of votes will be elected as directors at the Meeting. As a result, proxies voted to "Withhold Authority," which will be counted, and broker non-votes, which will not be counted, will have no practical effect.

     Each of the nominees is an incumbent director elected at the last annual meeting of stockholders. Each of the nominees has consented to serve as a director for the ensuing year. If any nominee becomes unavailable for any reason before the election, then the enclosed proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will become unavailable to serve.

     The names and certain information concerning the persons to be nominated for election as directors are set forth below.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

NOMINEES

     The following table sets forth the names and certain share ownership information as of August 1, 1997, regarding the persons to be nominated for election as directors of the Company:


                                                        NUMBER OF
            NAME, AGE                      DIRECTOR      SHARES             TITLE          PERCENT
          AND POSITION             AGE      SINCE          (A)            OF CLASS       OF CLASS (B)
---------------------------------  ----    --------     ---------       -------------    ------------
Lon H. Stone.....................   54       1982       1,424,978(C)    Common Stock          4.89%
Chairman of the Board,
President, Chief Executive
Officer and Director

Rudolph C. Shepard...............   56       1985         725,920(D)    Common Stock          2.49%
Secretary and Director

William V. Moding................   44       1985         467,100(E)    Common Stock          1.60%
Chief Financial Officer and
Director

Clive R. Taylor, M.D., Ph.D......   51       1988         835,000(F)    Common Stock          2.86%
Director

Edward Joseph Legere II..........   34       1992       3,131,853(G)    Common Stock         10.74%
Director

Carmelo J. Santoro, Ph.D.........   55       1996         135,000(H)    Common Stock          0.46%
Director


---------------

(A) Except as otherwise noted below, the persons named in the table have sole voting power and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.


(B) Percentages computed on the basis of 27,403,331 shares outstanding at August 29, 1997, plus an additional 1,758,140 shares that could be acquired by principal stockholders through exercise of stock options and warrants during the 60 day period ended October 31, 1997.

(C) Includes 541,535 shares owned by members of Mr. Stone's family as to which he may be deemed to be the beneficial owner. Also includes 689,000 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ended October 31, 1997.



(D) Includes 90,100 shares of Common Stock subject to outstanding warrants and 8,520 shares of Common Stock subject to outstanding options to purchase Common Stock exercisable during the 60 day period ended October 31, 1997. Also includes 40,000 shares owned by members of Mr. Shepard's family as to which he may be deemed to be the beneficial owner.



(E) Includes 20,000 shares owned by members of Mr. Moding's family as to which he may be deemed to be the beneficial owner. Also includes 160,000 shares of Common Stock subject to outstanding options exercisable during the 60 day period ended October 31, 1997.



(F) Includes 42,000 shares owned by members of Dr. Taylor's family as to which he may be deemed to be the beneficial owner. Also includes 677,000 shares of Common Stock subject to outstanding stock options exercisable during the 60 day period ended October 31, 1997.



(G) Includes 3,123,333 shares owned by Legere Enterprises, Ltd., a Nevada limited partnership owned by Mr. Legere and members of his family and 8,520 shares of Common Stock subject to outstanding options to purchase Common Stock during the 60 day period ended October 31, 1997.



(H) Includes 125,000 shares of Common Stock subject to outstanding stock options exercisable during the sixty day period ended October 31, 1997.


     LON H. STONE has acted as President of the Company since June 1989 and has served as its Chairman of the Board and Chief Executive Officer since February 1, 1982. From January 1977 until February 1982 he was Director of Research and Vice President of Research and Development for American Diagnostics Corporation, Newport Beach, California, a company which produces medical diagnostic products. His experience at American Diagnostics Corporation was in biomedical technology, as well as in business and finance. From 1972 to 1977, Mr. Stone was an Assistant Professor of Biological Science at Crafton Hills College, Yucaipa, California.


     WILLIAM V. MODING was appointed Vice President-Finance in June 1983 and was appointed Chief Financial Officer and Secretary in November 1983. Mr. Moding was elected a director of the Company in March 1985. He has a Master's Degree in Business Taxation from the University of Southern California. From 1979 to 1996 Mr. Moding was a partner in the certified public accounting firm of Kanady & Moding. This C.P.A. firm has rendered financial accounting and consulting services to the Company since Techniclone's inception in 1981. From 1975 to 1979, Mr. Moding was a staff accountant with Deloitte, Haskins & Sells, Costa Mesa, California.



     RUDOLPH C. SHEPARD was appointed a director of Techniclone on December 24, 1985. From 1983 until the present time Mr. Shepard has been a stockholder in the law firm of Stradling, Yocca, Carlson & Rauth, a Professional Corporation. Mr. Shepard's law firm acts as the general corporate counsel for Techniclone. From 1980 to 1983 Mr. Shepard was a partner with Rutan & Tucker, an Orange County law firm. Prior to 1980, Mr. Shepard was the CEO of an electronics company, the Chief Financial Officer and Administrative Vice President of a biomedical device Company and a manager with a "Big Six" accounting firm. Mr. Shepard is also a certified public accountant and acts as legal counsel to other biotech companies.


     CLIVE R. TAYLOR, M.D., PH.D. has served as a director of the Company since November 2, 1988. He is professor of pathology at the University of Southern California and Chairman of the Department of Pathology. Currently, Dr. Taylor serves as an Associate Director of Laboratories for the Los Angeles County Medical Center and is on the attending staff of the Kenneth Norris, Jr. Cancer Hospital and Research Institute. He received his M.D. degree from Cambridge University and his Ph.D. from Oxford University and is board certified by the American Board of Pathology in Anatomic and Clinical Pathology. He has been awarded numerous grants to engage in immunohistologic studies of various types of cancer. Dr. Taylor has authored more than 200 publications and ten books in the cancer field.

     EDWARD JOSEPH LEGERE II has served as a director of the Company since October 28, 1992. Mr. Legere is a member of the compensation and audit committees of the Company. Mr. Legere has been President of Unified Management Corp., a business management, trade and consulting company, since September of 1992. Mr. Legere has been a general partner of Legere Enterprises, Ltd., a biotechnology investment company located in Las Vegas, Nevada and an affiliate of Techniclone (by stock ownership) since December of 1991 and is also the general partner of Biotechnology Development, Ltd., a biotechnology development and marketing Company located in Las Vegas, Nevada. Mr. Legere holds a B.S. degree in international business from Florida Atlantic University in Boca Raton, Florida and an M.B.A. from the University of Chicago, Chicago, Illinois.



     CARMELO J. SANTORO, PH.D., has served as a director of the Company since September 27, 1996. Mr. Santoro is a member of the compensation and audit committees of the Company. Mr. Santoro served as a director of AST Research, Inc. since September 1990 and from June 1992 until November 1993 served as Chairman of the Board of AST Research, Inc., an Irvine, California based company which designs, manufactures, markets, services and supports a broad line of personal computers including desktop, notebook and server computer systems. In November 1993, Dr. Santoro was elected Vice Chairman of the Board of AST Research and served as such through December 1995. Dr. Santoro is Chairman and Chief Executive Officer of Platinum Software Corporation. Dr. Santoro was President and Chief Executive Officer of Silicon Systems, Inc. from 1982 through 1991 and was Chairman from 1984 through 1989, when Silicon Systems, Inc. was acquired by TDK Corporation of Tokyo, Japan. From 1980 to 1982, Dr. Santoro was Vice President, Integrated Circuits at the Solid State Division of RCA. In addition to Platinum Software Corporation, Dr. Santoro is currently a director of Dallas Semiconductor Corporation and S3, Inc.


     Directors are elected on an annual basis. The present term of office for each director will expire at the next Annual Meeting of Techniclone's stockholders, or at such time as his successor is duly elected. Directors do not receive separate cash compensation for fulfilling their duties as directors of Techniclone. There are no family relationships among Techniclone's officers and directors. Officers are elected annually and serve at the discretion of the Board of Directors.

     The Board of Directors of the Company held 11 meetings during the year ended April 30, 1997. The Board of Directors has established a standing Compensation Committee, which held 2 meetings in the year ended April 30, 1997 and an Audit Committee which held one meeting during the year ended April 30, 1997. Each director attended at least seventy five percent (75%) of the aggregate number of meetings of the Board and of the Committees of which he was a member in the year ended April 30, 1997.

     The Compensation Committee reviews programs in the areas of employee and incentive compensation plans, administers the Company's Stock Purchase Plans, and reviews and makes recommendations to the Board of Directors with respect to base salary adjustments and bonuses for all officers and other key personnel of the Company. Carmelo J. Santoro and Edward Joseph Legere II are currently the members of the Compensation Committee.

     The Audit Committee is responsible for recommending to the Board of Directors the appointment of the Company's outside auditors, examining the results of audits and quarterly reviews and reviewing internal accounting controls. Carmelo J. Santoro and Edward Joseph Legere II are currently the members of the Audit Committee.

DIRECTOR'S COMPENSATION

     Directors who also are Company employees receive no compensation for serving as directors. No compensation is paid for attending meetings of Committees of the Board of Directors on which directors serve. Pursuant to the Company's 1993 Employee Stock Option Plan, each year each non-employee director is automatically granted an option to purchase 2,000 shares of Company Common Stock at an exercise price that is equal to the fair market value of the shares on the date of grant. These options vest twenty percent (20%) on the first anniversary of the date of grant and 1/60 of the remaining amount each month thereafter. Pursuant to the Company's 1996 Stock Incentive Plan, each new director of the Company who is neither an employee or an executive officer of the Company is automatically granted a Nonqualified Stock Option to purchase

10,000 shares of Common Stock upon commencement of service as a non-employee director and a Nonqualified Option to purchase 5,000 shares of Common Stock at the end of each fiscal year such employee director has served at least six months during such fiscal year. These option grants are granted at fair market value at date of grant and are exercisable six months after the date of grant.



     Under a separate agreement, the Company granted Carmelo J. Santoro, as compensation for his services as a member of the Board of Directors a nonqualified option to purchase 250,000 shares of the Company's Common Stock at $4.00 per share, which was the fair market value at the date of grant. These options vest twenty-five percent (25%) on the date of grant and twenty-five percent (25%) annually beginning June 30, 1997. Under this agreement Mr. Santoro waived his participation in the 1993 and 1996 Plans as a non-employee director.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by regulations promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended April 30, 1997 the Company's officers, directors and all persons who own more than ten percent (10%) of a registered class of the Company's equity securities complied with all Section 16(a) filing requirements.

COMPENSATION OF EXECUTIVE OFFICERS


     The Company paid cash compensation to Lon H. Stone, Chief Executive Officer of the Company in the year ended April 30, 1997 of $207,000. In the year ended April 30, 1997 Mr. Stone was granted options to purchase 400,000 shares under the Company's 1996 Stock Incentive Plan at an exercise price of $5.00 per share. As of April 30, 1997, options to purchase 200,000 of these shares were vested and options to purchase the remaining 200,000 shares vest in 1998 and 2000. In the year ended April 30, 1996, the Board of Directors granted Lon H. Stone options to purchase 200,000 shares of stock under the Company's 1993 Stock Option Plan at an exercise price of $1.00 per share. As of April 30, 1997, options to purchase 100,000 of these shares were vested and options to purchase the remaining 100,000 shares vest in 1997 and 1998. In 1991 the Board of Directors granted Lon H. Stone options to purchase 260,000 shares of the Common Stock of the Company at an exercise price of $0.275 per share (an aggregate option exercise price of $71,500), 160,000 of which became exercisable in October 1993 and 100,000 of which became exercisable in the event of a greater than fifty percent cumulative change of ownership of the Company. The value of the 100,000 shares subject to these options as of April 30, 1997 would have been $462,500 (assuming a stock price of $4.625 per share). These options recently became exercisable.


     Effective on November 1, 1994, the Company entered into an Employment Agreement with Lon H. Stone, Chief Executive Officer of the Company. The Employment Agreement, which expires on September 30, 1999, provides for an initial annual base salary of $144,000 plus an annual incentive bonus at the discretion of the Board of Directors of the Company. The annual base salary under the Agreement was increased to $198,000 beginning on January 1, 1996 and was increased to $250,000 beginning on January 1, 1997. The Agreement also provides for a salary continuation payment plan in the event of employment termination prior to the expiration of the Agreement. If employment termination occurs due to death or disability, then one-half the existing salary rate is payable for a three year period or the remaining duration of the Agreement, whichever is longer. If termination is due to other than death, disability or reasonable cause, then the Company must pay a cash severance benefit equal to twice the annual salary rate, all unexercised outstanding stock options will immediately vest, the option stock will be issued and any applicable payroll withholding taxes will be paid by the Company as additional compensation to Mr. Stone. If termination occurs within two years of a twenty five percent (25%) or greater change in ownership of the Company, then the terms of the Agreement require payment of the annual base salary for the longer of three years or the remaining term of the Agreement.


     The following table sets forth compensation received for the three years ended April 30, 1997, by the Company's Chief Executive Officer. No other officers of the Company earned in excess of $100,000 during the year ended April 30, 1997 (the "Named Officers"):


                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                 COMPENSATION AWARDS
                                                     ANNUAL COMPENSATION         -------------------
                                                 ---------------------------         SECURITIES
          NAME AND PRINCIPAL POSITION            YEAR      SALARY      BONUS     UNDERLYING OPTIONS
-----------------------------------------------  ----     --------     -----     -------------------
Lon H. Stone...................................  1997     $207,000      $ 0            400,000
  Chairman of the Board and                      1996     $162,000        0            200,000
  Chief Executive Officer                        1995     $112,200        0                  0

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants in the year ended April 30, 1997 to the Named Officers.


                                                         PERCENT
                                 NUMBER SECURITIES    TOTAL OPTIONS
                                    UNDERLYING          GRANTED TO        EXERCISE                    GRANT
                                      OPTIONS        ALL EMPLOYEES IN      PRICE       EXPIRATION      DATE
             NAME                     GRANTED         FISCAL YEAR(1)    ($/SHARE)(2)      DATE        VALUE
-------------------------------  -----------------   ----------------   ------------   ----------   ----------
Lon H. Stone...................       400,000              22.04           $ 5.00        01/18/06   $2,000,000


---------------


(1) Options to purchase an aggregate of 2,419,000 shares were granted to all employees, directors and consultants in the year ended April 30, 1997, including the Named Officers under the Company's 1996 Stock Incentive Plan.



(2) The exercise price may be paid in cash, or shares of the Company's Common Stock valued at fair market value on the date of exercise. All options are issued for an exercise price at least equal to fair market value on the date of grant. Fair market value is the closing price of the Company's Common Stock on the date of grant.


                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides information on option exercises in the year ended April 30, 1997 by the Named Officers and the value of unexercised options held by the Named Officers as of April 30, 1997.


                                                              NUMBER OF
                                                        SECURITIES UNDERLYING             VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS AT                  OPTIONS AT
                                                           APRIL 30, 1997                   APRIL 30, 1997(1)
                   SHARES ACQUIRED      VALUE       -----------------------------     -----------------------------
      NAME           ON EXERCISE       REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-----------------  ---------------     --------     -----------     -------------     -----------     -------------
Lon H. Stone.....        -0-              -0-         689,000          300,000        $ 1,950,625       $ 287,500


---------------

(1) The closing price of the Company's Common Stock on April 30, 1997 on NASDAQ was $4.625.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In the year ended April 30, 1997 the members of the Compensation Committee were Carmelo J. Santoro and Edward Joseph Legere II, who are non-employee directors of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is a standing committee of the Board of Directors of the Company. Carmelo J. Santoro and Edward Joseph Legere are the current members of the Compensation Committee. The Compensation Committee is responsible for adopting and evaluating the effectiveness of compensation policies and programs for the Company and for making determinations regarding the compensation of the Company's executive officers, subject to review by the full Board of Directors.

     The following report is submitted by the members of the Compensation Committee with respect to the executive compensation policies established by the Compensation Committee and compensation paid or awarded to executive officers for the year ended April 30, 1997.

     Compensation Policies and Objectives. The Compensation Committee determines the Chief Executive Officer's compensation and the compensation of all executive officers by taking into consideration (i) what other chief executive officers and executive officers in the industry receive as compensation, (ii) the cash position of the Company, and (iii) what the Company can afford to pay. As the Company has a history of operating losses, no specific relationship of the Company's financial performance was used in determining the executive officer's compensation. The Compensation Committee took into consideration the compensation of executive officers of ImmunoMedics, IDEC, ImmunoGen and NeoRx as its group within the industry for consideration of executive salaries. In addition, the Board utilized the J. Robert Scott, Coopers & Lybrand Executive Salary Survey in making its decision with respect to the Chief Executive Officer's compensation. While the Compensation Committee considers the salary of other executive officers in the industry important in the consideration of its decision with respect to the executive officer's compensation, the controlling factors were the cash position of the Company and what the Company can afford to pay. None of the other executive officers of the Company receive compensation for fulfilling their duties as officers.

     Stock Options and Equity-Based Programs. In order to align the financial interests of executive officers and other key employees with those of the stockholders, the Company grants stock options to its executive officers and other key employees on a periodic basis. Moreover, the Compensation Committee generally has followed the practice of granting options on terms which provide that the options become exercisable in cumulative annual installments, generally over a three-to-five-year period. The Compensation Committee believes that these features of the option grants not only provide an incentive for executive officers and other key employees to remain in the employ of the Company, but also make the Company's earnings performance and longer term growth in share prices important for the executives who receive stock options.

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report, and the performance graph below, shall not be incorporated by reference into any such filings.


     Stock Option Plans. Techniclone has five stock option plans, (i) the 1982 Stock Option Plan (the "1982 Plan"), (ii) the Incentive Stock Option, Nonstatutory Stock Option and Restricted Stock Purchase Plan - 1986 (the "1986 Plan"), (iii) Incentive Stock Option and Nonqualified Stock Option Plan-1993 (the "1993 Plan"), (iv) the Cancer Biologics Incorporated, Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan - 1987 (the "CBI Plan") and (v) the 1996 Stock Incentive Plan (the "1996 Plan"). All of the Plans except for the 1993 Plan and the 1996 Plan have been terminated by the Board of Directors with respect to the grant of additional options under such plans. The purpose of the Plans is to enable Techniclone to attract and retain employees and consultants of ability and to motivate such persons to use their best efforts on behalf of the Company and its subsidiaries by providing them with equity participation in the Company. Pursuant to the 1982 Plan, 450,000 shares of Common Stock were reserved for issuance upon the exercise of options granted to key officers, directors, consultants and employees. Pursuant to the 1986 Plan, 500,000 shares of Common Stock were reserved for issuance upon the exercise of options granted to key employees, including officers and directors who are employees of the Company. Pursuant to the CBI Plan, 2,000,000 shares of Common Stock were reserved for issuance upon exercise of options. Pursuant to the 1993 Plan, 750,000 shares of Common Stock are reserved for issuance upon the exercise of options to employees of the Company. Pursuant to the 1996 Plan, upon approval of the Plan, 4,000,000 shares of Common Stock were reserved for issuance upon the exercise of options. In addition the shares reserved for issuance under the 1996 Plan are increased at the end of each fiscal year twenty percent (20%) of any increase (other than any increase due to stock awards under any of the Plans) in the number of authorized and issued shares above 20,869,675 (the number of authorized and issued shares at September 27, 1996). At April 30, 1997 the number of shares for which options may be granted under the 1996 Plan increased to 5,171,522. Certain options granted under the 1986 Plan, the 1982 Plan, the CBI Plan, the 1993 Plan and the 1996 Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422A of the Internal Revenue Code of 1986. At April 30, 1997, stock options to purchase 444,000 shares had been granted under the 1982 Plan of which none remain outstanding, stock options to purchase 486,000 shares had been granted under the 1986 Plan of which 310,000, shares remain outstanding, stock options to purchase 1,972,000 shares had been granted under the CBI Plan and assumed by the Company of which 806,000 remain outstanding, stock options to purchase 701,205 shares had been granted under the 1993 Plan of which 548,250 shares remain outstanding and stock options to purchase 2,419,000 shares had been granted under the 1996 Plan of which 2,394,000 shares remain outstanding. The 1982, 1986 and CBI Plans have been terminated by the Board of Directors with respect to the grant of additional options under such Plans. The CBI Plan was assumed by the Company in connection with the merger of Cancer Biologics Incorporated with and into the Company.


     The 1982, 1986, CBI Plan, 1993 and 1996 Plans are administered by the Compensation Committee which determines the terms of options granted under the Plans, including the exercise or purchase price, conditions of purchase (including repurchase rights in favor of the Company), number of shares subject to the option or right and the exercisability thereof. Except with respect to the 1996 Plan, the exercise price of all options granted under the Plans must be at least equal to the fair market value of such shares on the date of grant and the maximum term of each option is ten years.

     No options were granted to or exercised by officers or directors during the year ended April 30, 1997 under the 1982 Plan.

     No options were granted or exercised by officers or directors during the year ended April 30, 1997 under the 1986 Plan. As of April 30, 1997, Lon Stone held options to purchase a total of 260,000 shares at $.275 per share under the 1986 Plan. Of the options to purchase 260,000 shares, options to purchase 160,000 shares became vested in February 1994 by reason of the Company's achievement of certain financial goals and the remaining options to purchase 100,000 shares become exercisable by Mr. Stone in the year ended April 30, 1997. Options to purchase a total of 310,000 shares are outstanding under the 1986 Plan. Options outstanding under the 1986 Plan expire at various dates through 2003. No stock purchase rights have been granted under the 1986 Plan in the year ended April 30, 1997.

     No options were granted or exercised by officers or directors during the year ended April 30, 1997 under the CBI Plan. Options to purchase 806,000 shares are outstanding under the CBI Plan, all of which were exercisable as of April 30, 1997. Options outstanding under the CBI Plan expire in 2003.

     No options were exercised by officers or directors during the year ended April 30, 1997 under the Company's 1993 Stock Option Plan. During the year ended April 30, 1997, R.C. Shepard and Edward Joseph Legere II were granted "formula grants" under the 1993 Plan to purchase 2,000 shares of Common Stock of the Company. These grants vest twenty percent (20%) on the first anniversary of the date of grant and 1/60 of the remaining amount each month thereafter. Options to purchase 548,250 shares are outstanding under the 1993 Plan. Options outstanding under the 1993 Plan expire at various dates through 2005.


     During the year ended April 30, 1997, Lon H. Stone, Chief Executive Officer, was granted options to purchase 400,000 shares under the Company's 1996 Stock Incentive Plan, William V. Moding was granted options to purchase 320,000 shares under the Company's 1996 Stock Incentive Plan, David Allen, Vice President of Operations and General Manager was granted options to purchase 115,000 shares under the Company's 1996 Plan, Elizabeth Gorbett-Frost, Vice President-Finance and Administration, was granted options to purchase 160,000 shares under the Company's 1996 Plan, Ken Berger, Vice President-Scientific and Regulatory Affairs was granted options to purchase 35,000 shares under the Company's 1996 Plan. These stock options granted to Mr. Stone, Mr. Moding and Mr. Berger vest fifty percent (50%) on the date of grant, vest twenty-five percent (25%) in 1999 and vest twenty-five percent (25%) in 2000. Stock Options granted to

Mr. Allen and Ms. Gorbett-Frost vest in 1997 through 2001. As of April 30, 1997 options to purchase an aggregate of 2,394,000 shares were outstanding under the 1996 Plan.


     Certain Relationships and Related Transactions. During the fiscal year ended April 30, 1997, the Company incurred and paid expenses of $62,000 to Kanady & Moding C.P.A.'s, an accounting firm in which Mr. William V. Moding, an executive officer and director of the Company, is a partner, for accounting and consulting services rendered to the Company. Similar expenses in the amount of $89,000 and $60,000 were incurred and paid to Mr. Moding's firm during the fiscal year ended April 30, 1996 and 1995, respectively.

     During the year ended April 30, 1997, the Company incurred and paid expenses of $343,768 to Stradling, Yocca, Carlson & Rauth, a law firm in which Mr. R .C. Shepard, an officer and director of the Company, is an officer and stockholder which renders legal services to the Company. Similar expenses in the amount of $145,781 and $89,333 were incurred to Mr. Shepard's firm during the year ended April 30, 1996 and 1995, respectively.


     On January 17, 1997, the Company loaned Lon H. Stone, a director and the Chief Executive Officer of the Company, $350,000.00 pursuant to a Promissory Note. The Note is collateralized by real estate and bears interest at seven percent (7%) per annum. The Note and interest are due and payable on January 31, 2000.



     On April 30, 1997 the Company exchanged outstanding notes aggregating $203,500 from William V. Moding, a director and Chief Financial Officer of the Company for two new notes aggregating $203,500. The Notes are secured by personal assets of Mr. Moding and 202,000 shares of the Common Stock of the Company held by Mr. Moding. These Notes bear interest at six percent (6%) per annum and are payable in equal annual installments beginning April 30, 1998.

                              COMPANY PERFORMANCE

     The following graph shows a comparison of cumulative total returns for the Company, NASDAQ Market Index and NASDAQ Peer group for the period that commenced on April 30, 1992 and ended April 30, 1997.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS
                             (NASDAQ MARKET INDEX)

      MEASUREMENT PERIOD          TECHNICLONE    INDUSTRY IN-
    (FISCAL YEAR COVERED)             CP              DEX        BROAD MARKET
    ---------------------         -----------    ------------    ------------
            1992                        100             100             100
            1993                      93.50           82.11          119.48
            1994                     102.17           78.45          134.11
            1995                      43.48           98.53          146.43
            1996                     213.04          167.02          204.40
            1997                     160.87          147.48          217.88

     The total cumulative returns on investment shown for the Company, the NASDAQ Market Index and Peer Group Index are based on the assumptions that on May 1, 1992, $100 was invested in the Company's Common Stock and in each Index and that all dividends were reinvested.

     The Peer Group chosen were companies in the NASDAQ Market Index with the Standard Industrial Classification Code 2836 (Biological Products, except diagnostic substances). The Peer Group included the following issuers: Advanced Tissue Sciences, Alfacell Corporation, AMBI, Inc., American Biogenetic Sciences, Amgen Inc., Anergen Inc., Anika Therapeutics, Inc., Ansan Pharmaceuticals, Aphton Corp., Ariad Pharmaceuticals, Autoimmune Inc., Aviron, Back Bay Restaurant Group, Biocryst Pharmaceuticals, Biogen Inc., Biomatrix Inc., Biomira Inc., Biotime Inc., Cel-Sci Corp., Cerus Corporation, Chrysalis International Corp., Creative Biomolecules, Cryolife, Inc., Cypress Bioscience, Inc., Cytotherapeutics Inc., Cytrx Corporation, Diacrin Inc., Embrex Inc., Enzon Inc., Galagen, Inc., Genmedicine, Inc., Genta Incorporated, Genzyme Corp., Genzyme Corp Tissue Reproduction, Genzyme Transgenics Corp., Gilead Sciences Inc., Gliatech, Inc., Hybridon, Inc., Idec Pharmaceuticals CP, IGI Inc., Imclone Systems Inc., Immune Response Corp., Immunex Corp., Integra Lifesciences CP, Interferon Sciences, Inc., La Jolla Pharmaceutical, Lifecore Biomedical Inc., LXR Biotechnology Inc., Magainin Pharmaceuticals, Medarex Inc., Martek Biosciences Corp., Medimmune Inc., Nabi Inc., Neurex Corp., Neurobioligical Technology, North American Vaccine, Northfield Laboratories, NovaVax Inc., NPS Pharmaceuticals, NYER Medical Group, Inc., Onyx Pharmaceuticals, Inc., Oravax, Inc., Oxigene Inc., Procept Inc., Protein Design Labs Inc., Quigen NV, Repligen Corp., Ribi Immunochem Res Inc., Sangstat Medical Corp., Senetek Plc Adr, Seragen Inc., Serologicals Corp., Somatogen Inc., Sparta Pharmaceuticals, Sugen, Inc., Symbollon CP CLA, Targeted Genetics CP, Techne Corp., Texas Biotechnology Corp., Titan Pharmaceutical Inc., TransKaryotic Therapies, Trega Biosciences, Inc., Vical Inc., Vion Pharmaceuticals, Viragen (Europe) LTD, Viragen, Inc., Virus Research Institute and Zonagen Inc. Management believes that an actual Peer Group for the Company would be difficult to identify because the Company is a development stage research and development Company with a limited operating history.

                                  PROPOSAL TWO

                                AMENDMENT OF THE
                          CERTIFICATE OF INCORPORATION
                               OF THE COMPANY TO
                 INCREASE THE AUTHORIZED SHARES OF COMMON STOCK


     The Board of Directors has directed that there be submitted to the stockholders of the Company at the meeting a proposed amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 100,000,000. In the last fiscal year the Company acquired Peregrine Pharmaceuticals, Inc. for 5,080,000 shares of Common Stock and issued 12,000 shares of 5% Adjustable Convertible Class C Preferred Stock (the "Class C Preferred Stock") which shares are convertible into an indeterminate number of shares of Common Stock. In connection with its agreement with the purchasers of the Class C Preferred Stock the Company agreed to submit to its stockholders for approval a charter amendment increasing the authorized number of shares of Common Stock of the Company to an amount deemed reasonable by the Company and the placement agent. In connection with the Series C Preferred Stock investment, the Board of Directors agreed to, and did reserve 15,500,000 of authorized but unissued shares of Common Stock for issuance upon conversion of the shares of the Class C Preferred Stock and the exercise of the warrants issuable upon conversion thereof. With this reservation and the issuance of 5,080,000 shares of the Company's Common Stock to the Peregrine stockholders, the Company does not have sufficient authorized and unissued shares that have not been reserved for issuance. As a result the Company can not raise additional money, make acquisitions or take any other action requiring the issuance of its Common Stock unless the authorized number of shares of Common Stock is increased


     In addition, a notice of required conversion may not be given to the holders of the Class C Preferred Stock unless the Company has reserved for issuance to holders of the Class C Preferred Stock, Common Stock which is equal to 150% of the number of shares of Common Stock issuable upon conversion of the Class C Preferred Stock. Also, commencing October 1, 1997, if the number of shares of Common Stock reserved for issuance upon the conversion of the Class C Preferred Stock (Reserved Amount) for any three (3) consecutive trading days (the last of such three (3) trading days being the "Authorization Trigger Date") is less than 150% of the number of shares of Common Stock issuable upon conversion of all shares of Class C Preferred Stock (including shares of Class C Preferred Stock which are issued as dividends on shares of Class C Preferred Stock and shares of Class C Preferred Stock issuable with respect to then accrued and unpaid dividends) and the exercise of all warrants (including warrants to be issuable upon conversion of the Class C Preferred Stock) on such trading days, the Company is required to immediately notify the holders of the Class C Preferred Stock and the warrants of such occurrence and is required to take immediate action (including seeking stockholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to 150% of such number of shares of Common Stock. In the event Company fails to so increase the Reserved Amount within ninety (90) days after an Authorization Trigger Date, each holder of Class C Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a redemption notice to the Company, to require the Company purchase for cash, a portion of the holder's Class C Preferred Stock so that, after giving effect to such purchase, the holder's allocated portion of the Reserved Amount will equal or exceed 150% of such total number of shares of Common Stock allocable to such holder. If the Company fails to redeem any of such shares of Class C Preferred Stock within five (5) business days after its receipt of a redemption notice such an event is then a redemption default.


     As can be seen from the above paragraph, failure to approve this amendment to the Company's Certificate of Incorporation may result in the Company being required to immediately hold another stockholder meeting to attempt to increase the authorized shares to prevent a "Redemption Event" as that term is defined in the Certificate of Designation. In the event the Company is unable to hold another stockholder meeting or is unable to obtain approval of the stockholders to increase the authorized shares of Common Stock, the Company will be required, if notified, to redeem or convert some of the Class C Preferred Stock. The forced redemption or conversion of a portion of the Class C Preferred Stock could have a material adverse effect on the Company, its business and results of operations.

     The Board of Directors believes the availability of authorized but unissued Common Stock can be of considerable value by providing a form of consideration for raising capital, acquiring other companies and for issuances to employees and other persons with important business relationships with the Company. The Amendment to the Certificate of Incorporation will be effected by filing a Certificate of Amendment of Certificate of Incorporation, as attached hereto as Exhibit A (the "Certificate of Amendment") with the Delaware Secretary of State. The Company intends to make this filing as soon as possible after the approval of the Certificate of Amendment by the stockholders of the Corporation.

     The stockholders approval of Proposal Two will constitute their approval of the increase in the authorized number of shares of Common Stock from 50,000,000 to 100,000,000 pursuant to the Certificate Amendment.

VOTE REQUIRED FOR THE AMENDMENT OF CERTIFICATE OF INCORPORATION PROPOSAL

     The affirmative vote of the holders of a majority of the outstanding shares of Techniclone's Common Stock entitled to vote will be required for approval of the Amendment to the Certificate of Incorporation Proposal, which also will constitute approval of increase in the authorized number of shares of Common Stock from 50,000,000 to 100,000,000 pursuant to the Certificate of Amendment of the Certificate of Incorporation. Accordingly, abstentions and broker nonvotes will have the same effect as votes against the proposal. Proxies solicited by management will be voted FOR approval of the Amendment to the Certificate of Incorporation Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

                                 PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP as independent auditors, to audit the financial statements of the Company for the fiscal year ending April 30, 1998, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Deloitte & Touche LLP has audited the Company's financial statements annually since fiscal year 1983. Its representatives are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 ANNUAL REPORT

     The 1997 Annual Report to Stockholders of the Company is being sent with this Proxy Statement to each stockholder of record as of August 29, 1997 with this Proxy Statement. The Annual Report is not to be regarded as proxy solicitation material.

                             STOCKHOLDER PROPOSALS

     Any stockholder desiring to submit a proposal for action at the 1998 Annual Meeting of Stockholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than April 30, 1998 in order to be considered for inclusion in the Company's proxy statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

                                 OTHER MATTERS

     Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                          By Order of the Board of Directors

                                          William V. Moding
                                          Secretary
AUGUST 12, 1997

     COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 1997 WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, TECHNICLONE CORPORATION, 14282 FRANKLIN AVENUE, TUSTIN, CALIFORNIA 92780-7017.

                                   EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

                          CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            TECHNICLONE CORPORATION,
                             A DELAWARE CORPORATION

     TECHNICLONE CORPORATION, a Delaware corporation organized and existing under and by virtue of the Delaware General Corporation Law (hereinafter referred to as the "Corporation"), hereby certifies as follows:

          1. That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing said amendment to be submitted to the stockholders of the Corporation at its Annual Meeting. The resolution setting forth the proposed amendment is as follows:

             "RESOLVED, that the Certificate of Incorporation be amended by changing the first sentence of ARTICLE 4 so that it shall read as follows:

             "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 105,000,000, of which (i) 100,000,000 shares shall be designated "Common Stock" and shall have a par value of $0.001 per share; and (ii) 5,000,000 shares shall be designated "Preferred Stock" and shall have a par value of $0.001 per share."

          2. That thereafter, pursuant to resolution of the Board of Directors, the Annual Meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

          3, That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by Lon H. Stone, its President, and attested to by William V. Moding, its Secretary, this 14th day of October, 1997.

                                          TECHNICLONE CORPORATION,
                                          a Delaware corporation


                                          By:
                                            ------------------------------------
                                            Lon H. Stone, President


ATTEST:


--------------------------------
William V. Moding, Secretary

PROXY

                            TECHNICLONE CORPORATION

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 13, 1997

        The undersigned hereby appoints Lon H. Stone and William V. Moding, and each of them, individually, the attorney, agent and proxy of the undersigned, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of Common Stock of Techniclone Corporation held of record by the undersigned on August 29, 1997, at the Annual Meeting of Stockholders to be held at The Sutton Place Hotel, located at 4500 MacArthur Boulevard, Newport Beach, California 92660, on October 13, 1997, at 11:00 a.m., and at any and all adjournments thereof.

1.  ELECTION OF DIRECTORS:

    [ ] FOR                             [ ] WITHHOLD AUTHORITY
        the election of all nominees        to vote for any nominee listed
        listed below (except as marked      below.
        to the contrary below).

 Lon H. Stone, William V. Moding, Rudolph C. Shepard, Clive Taylor, M.D., Ph.D.,
             Edward Joseph Legere, II and Carmelo J. Santoro, Ph.D.

--------------------------------------------------------------------------------

2. Approval of the amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock to 100,000,000, as set forth in the Company's Proxy Statement.

               [ ]  FOR        [ ]  AGAINST         [ ]  ABSTAIN

3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending April 30, 1998.

               [ ]  FOR        [ ]  AGAINST         [ ]  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.


                                        Name:
                                                ----------------------

                                        Common Shares:
                                                        --------------

                                        Dated:                  , 1997
                                                ----------------

                                        ------------------------------
                                                   Signature

                                        ------------------------------
                                           Signature if held jointly

                                        Please sign exactly as name
                                        appears hereon. When shares are
                                        held by joint tenants, both should
                                        sign. When signing as attorney,
                                        as executor, administrator, trustee
                                        or guardian, please give full title
                                        as such. If a corporation, please
                                        sign in full corporate name by
                                        President or other authorized
                                        officer. If a partnership, please
                                        sign in partnership name by
                                        authorized person.